Exhibit 99.2

Committed Line Of Credit Note (Daily LIBOR)

$9,000,000.00	January 16, 2018

FOR VALUE RECEIVED, SPAR MARKETING FORCE, INC., a Nevada corporation, SPAR ASSEMBLY & INSTALLATION, INC. (F/K/A NATIONAL ASSEMBLY SERVICES, INC.), a Nevada corporation, SPAR CANADA COMPANY, an unlimited company organized under the laws of Nova Scotia (collectively, the “Borrower”), jointly and severally, promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Bank”), in lawful money of the United States of America in immediately available funds at its offices located at 755 West Big Beaver Road, Suite 2500, Troy, Michigan 48084, or at such other location as the Bank may designate from time to time, the principal sum of Nine Million and 00/100 DOLLARS ($9,000,000.00) (the “Facility”) or such lesser amount as may be advanced to or for the benefit of the Borrower hereunder and then outstanding, together with interest accruing on the outstanding principal balance from the date hereof, all as provided below.

1.           Advances. The Borrower may borrow, repay and reborrow hereunder until the Expiration Date, subject to the terms and conditions of this Note and the Loan Documents (as defined herein). The “Expiration Date” shall mean January 16, 2020, or such later date as may be designated by the Bank by written notice from the Bank to the Borrower. The Borrower acknowledges and agrees that in no event will the Bank be under any obligation to extend or renew the Facility or this Note beyond the Expiration Date. In no event shall the aggregate unpaid principal amount of advances under this Note exceed the face amount of this Note.

2.           Rate of Interest. Amounts outstanding under this Note will bear interest at a rate per annum which is at all times equal to (A) the Daily LIBOR Rate plus (B) two hundred fifty basis points (2.50%). Interest hereunder will be calculated based on the actual number of days that principal is outstanding over a year of 360 days. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

If the Bank determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the Eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the Eurodollar market for the selected term and there exists no reasonably available and comparable successor market as determined by the Bank in its sole discretion, or adequate means do not exist for ascertaining the Daily LIBOR Rate, then the Bank shall give notice thereof to the Borrower. Thereafter, until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the interest rate for all amounts outstanding under this Note shall be equal to (A) the Base Rate plus (B) seventy-five (75) basis points (0.75%) (the “Alternate Rate”).

In addition, if, after the date of this Note, the Bank shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Bank to make or maintain or fund loans based on the Daily LIBOR Rate, the Bank shall notify the Borrower. Upon receipt of such notice, until the Bank notifies the Borrower that the circumstances giving rise to such determination no longer apply, the interest rate on all amounts outstanding under this Note shall be the Alternate Rate.

For purposes hereof, the following terms shall have the following meanings:

“Base Rate” shall mean the higher of (A) the Prime Rate, and (B) the sum of the Overnight Bank Funding Rate plus fifty (50) basis points (0.50%). If and when the Base Rate (or any component thereof) changes, the rate of interest with respect to any amounts hereunder to which the Base Rate applies will change automatically without notice to the Borrower, effective on the date of any such change.

“Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in Troy, Michigan.

“Daily LIBOR Rate” shall mean, for any day, the rate per annum determined by the Bank by dividing (A) the Published Rate by (B) a number equal to 1.00 minus the percentage prescribed by the Federal Reserve for determining the maximum reserve requirements with respect to any Eurocurrency fundings by banks on such day; provided, however, if the Daily LIBOR Rate determined as provided above would be less than zero, then such rate shall be deemed to be zero. The rate of interest will be adjusted automatically as of each Business Day based on changes in the Daily LIBOR Rate without notice to the Borrower.

“Overnight Bank Funding Rate” shall mean, for any day, the rate comprised of both overnight federal funds and overnight Eurocurrency borrowings by  U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank of New York (“NYFRB”), as set forth on its public website from time to time,  and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB  (or by such other recognized electronic source (such as Bloomberg) selected by the Bank for the purpose of displaying such rate);  provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by the Bank at such time (which determination shall be conclusive absent manifest error).  If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Borrower.

“Prime Rate” shall mean the rate publicly announced by the Bank from time to time as its prime rate. The Prime Rate is determined from time to time by the Bank as a means of pricing some loans to its borrowers. The Prime Rate is not tied to any external rate of interest or index, and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers.

“Published Rate” shall mean the rate of interest published each Business Day in the Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the Eurodollar rate for a one month period as published in another publication selected by the Bank).

For purposes of the Interest Act (Canada): (i) whenever any interest or fee under this Note or any other Loan Document is calculated on the basis of a period other than a calendar year, such rate used in such calculation, when expressed as an annual rate, is equivalent to (x) such rate, multiplied by (y) the actual number of days in the calendar year in which the period for which such interest or fee is calculated ends, and divided by (z) the number of days in such period of time, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation under this Note or any other Loan Document, and (iii) the rates of interest stipulated in this Note or any other Loan Document are intended to be nominal rates and not effective rates or yields.

If any provision of this Note or any other Loan Document would oblige the Canadian Borrower to make any payment of interest or other amount payable to the Bank in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by the Bank of "interest" at a "criminal rate" (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by applicable law or so result in a receipt by the Bank of "interest" at a "criminal rate", such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows:

(i)	first, by reducing the amount or rate of interest; and

(ii)          thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid which would constitute interest for purposes of Section 347 of the Criminal Code (Canada).

3.           Advance Procedures. If permitted by the Bank, a request for advance may be made by telephone or electronic mail, with such confirmation or verification (if any) as the Bank may require in its discretion from time to time. A request for advance by any Borrower shall be binding upon Borrower, jointly and severally. The Borrower authorizes the Bank to accept telephonic and electronic requests for advances, and the Bank shall be entitled to rely upon the authority of any person providing such instructions. The Borrower hereby indemnifies and holds the Bank harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) which may arise or be created by the acceptance of such telephonic and electronic requests or by the making of such advances. The Bank will enter on its books and records, which entry when made will be presumed correct, the date and amount of each advance, as well as the date and amount of each payment made by the Borrower.

4.           Payment Terms. Accrued interest will be due and payable on the first (1st) day of each month, beginning with the payment due on February 1, 2018. The outstanding principal balance and any accrued but unpaid interest shall be due and payable on the Expiration Date.

If any payment under this Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment. The Borrower hereby authorizes the Bank to charge the Borrower’s deposit account at the Bank for any payment when due hereunder. If the Borrower revokes this authorization for any reason whatsoever or fails to maintain a deposit account with the Bank which may be charged, the Bank may, at its option, upon thirty (30) days notice to the Borrower, increase the interest rate payable by the Borrower under this Note by twenty-five (25) basis points (0.25%). Payments received will be applied to charges, fees and expenses (including attorneys’ fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

5.           Late Payments; Default Rate. If the Borrower fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within fifteen (15) calendar days of the date due and payable, the Borrower also shall pay to the Bank a late charge equal to the lesser of five percent (5%) of the amount of such payment or $100.00 (the “Late Charge”). Such fifteen (15) day period shall not be construed in any way to extend the due date of any such payment. Upon maturity, whether by acceleration, demand or otherwise, and at the Bank’s option upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, amounts outstanding under this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) which shall be three percentage points (3%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the “Default Rate”). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. Both the Late Charge and the Default Rate are imposed as liquidated damages for the purpose of defraying the Bank’s expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Bank’s exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Bank may employ. In addition, the Default Rate reflects the increased credit risk to the Bank of carrying a loan that is in default. The Borrower agrees that the Late Charge and Default Rate are reasonable forecasts of just compensation for anticipated and actual harm incurred by the Bank, and that the actual harm incurred by the Bank cannot be estimated with certainty and without difficulty.

6.           Prepayment. The indebtedness evidenced by this Note may be prepaid in whole or in part at any time and from time to time without penalty.

7.           Increased Costs; Yield Protection. On written demand, together with written evidence of the justification therefor, the Borrower agrees to pay the Bank all direct costs incurred, any losses suffered or payments made by the Bank as a result of any Change in Law (hereinafter defined), imposing any reserve, deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets relative to the Facility. “Change in Law” means the occurrence, after the date of this Note, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any governmental authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any governmental authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

8.           Other Loan Documents. This Note is issued in connection with a letter agreement or loan agreement between the Borrower and the Bank, dated on or before the date hereof, and the other agreements and documents executed and/or delivered in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively the “Loan Documents”), , and is secured by the property (if any) described in the Loan Documents and by any and all mortgages, security agreements, assignments, loan agreements, pledge agreements and other documents or instruments evidencing a security interest or other lien in favor of the Bank and delivered by the Borrower or by any third party with reference to indebtedness of the Borrower, whether such documents were previously or are hereafter executed, and whether given expressly as security for payment of this Note or generally as security for any and all indebtedness of the Borrower to the Bank. Such documents may be executed contemporaneously with the execution of this Note, or they may be executed and delivered at another time. Collateral securing other obligations of Borrower to the Bank may also secure this Note. Capitalized terms used and not otherwise defined or amended herein shall have the meanings respectively assigned to them in the applicable Loan Document.

9.           Events of Default. The occurrence of any of the following events shall be an “Event of Default” under this Note: (i) the Borrower shall fail to pay any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity) on the date on which such principal becomes due in accordance with the terms hereof and the Loan Agreement; (ii) the Borrower or other applicable Loan Party shall fail to pay any interest on any Loan or any other amount owing hereunder or under the other Loan Documents on the date on which such interest or other amount becomes due in accordance with the terms hereof or thereof and such failure shall continue unremedied for a period of three (3) business days thereafter; (iii) an Event of Default as defined herein, in any of the other Loan Documents or in any other agreement between any Loan Party and PNC Bank, National Association or any of its subsidiaries or affiliates; (iv) a default or event of default under or as defined in any other instrument or document between any Loan Party and PNC Bank, National Association or any of its subsidiaries or affiliates which continues beyond any applicable grace, notice or cure period therein provided or if none is provided, beyond thirty (30) days thereafter; (v) the filing by or against any Loan Party of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against any Loan Party, such proceeding is not dismissed or stayed within 45 days of the commencement thereof, provided that the Bank shall not be obligated to advance additional funds hereunder during such period); (vi) any assignment by any Loan Party for the benefit of creditors; (vii) any levy, garnishment, attachment or similar proceeding is instituted against any material property of any Loan Party held by or deposited with the Bank which has not been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; (viii) a default with respect to any other indebtedness of any Loan Party for borrowed money in excess of $50,000 that continues beyond any applicable grace, notice or cure period therein provided, if the effect of such default is to cause or permit the acceleration of such debt; (ix) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any material portion of the Collateral which has not been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; (x) the entry of a final judgment against any Loan Party and the failure of such Loan Party to discharge the judgment within thirty (30) days of the entry thereof; (xi) any change in any Loan Party’s business, assets, operations, financial condition or results of operations that could reasonably be expected to result in a Material Adverse Change; (xii) any Loan Party ceases doing business as a going concern; (xiii) any representation or warranty made by any Loan Party to the Bank in any Loan Document or any other documents now or in the future evidencing or securing the obligations of any Loan Party to the Bank, is false, erroneous or misleading in any material respect as of the time it was made or furnished; or (xiv) the revocation or attempted revocation, in whole or in part, of any guaranty by any Loan Party.

Upon the occurrence and during the continuance of an Event of Default: (a) the Bank shall be under no further obligation to make advances hereunder; (b) if an Event of Default specified in clause (v), (vi) or (vii) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur and be continuing, the outstanding principal balance and accrued interest hereunder together with any additional amounts of the Obligations payable hereunder, on demand from the Bank at its option, and without any other demand or notice of any kind, may be accelerated and become immediately due and payable; (d) on demand from the Bank at its option, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (e) the Bank may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law, whether at law, in equity or otherwise.

10.           Right of Setoff. In addition to all liens upon and rights of setoff against the Borrower’s money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Borrower’s obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby grants the Bank a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Bank, all of the Borrower’s right, title and interest in and to, all of the Borrower’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Upon the occurrence and during the continuance of any Event of Default, every such security interest and right of setoff may be exercised without demand; and every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time, whenever exercised. The Bank agrees to make reasonable efforts to notify the Borrower promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

11.           Anti-Money Laundering/International Trade Law Compliance. The Borrower represents and warrants to the Bank, as of the date of this Note, the date of each advance of proceeds under the Facility, the date of any renewal, extension or modification of the Facility, and at all times until the Facility has been terminated and all amounts thereunder have been indefeasibly paid in full, that: (a) no Covered Entity (i) is a Sanctioned Person; (ii) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any law, regulation, order or directive enforced by any Compliance Authority; (b) the proceeds of the Facility will not be used to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any law, regulation, order or directive enforced by any Compliance Authority; (c) the funds used to repay the Facility are not derived from any unlawful activity; and (d) each Covered Entity is in compliance with, and no Covered Entity engages in any dealings or transactions prohibited by, any laws of the United States, including but not limited to any Anti-Terrorism Laws. Borrower covenants and agrees that it shall immediately notify the Bank in writing upon the occurrence of a Reportable Compliance Event.

As used herein: “Anti-Terrorism Laws” means any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering, or bribery, all as amended, supplemented or replaced from time to time; “Compliance Authority” means each and all of the (a) U.S. Treasury Department/Office of Foreign Assets Control, (b) U.S. Treasury Department/Financial Crimes Enforcement Network, (c) U.S. State Department/Directorate of Defense Trade Controls, (d) U.S. Commerce Department/Bureau of Industry and Security, (e) U.S. Internal Revenue Service, (f) U.S. Justice Department, and (g) U.S. Securities and Exchange Commission; “Covered Entity” means the Borrower, its affiliates and subsidiaries, all guarantors, pledgors of collateral, all owners of the foregoing, and all brokers or other agents of the Borrower acting in any capacity in connection with the Facility; “Reportable Compliance Event” means that any Covered Entity becomes a Sanctioned Person, or is indicted, arraigned, investigated or custodially detained, or receives an inquiry from regulatory or law enforcement officials, in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or self-discovers facts or circumstances implicating any aspect of its operations with the actual or possible violation of any Anti-Terrorism Law; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any order or directive of any Compliance Authority or otherwise subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

12.           Indemnity. Each Borrower jointly and severally agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all reasonable fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Borrower), in connection with or arising out of or relating to the matters referred to in this Note or in the other Loan Documents or the use of any advance hereunder, whether (a) arising from or incurred in connection with any breach in any material respect of a representation, warranty or covenant by the Borrower, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses attributable to an Indemnified Party's gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The indemnity agreement contained in this Section shall survive the termination of this Note, payment of any advance hereunder and the assignment of any rights hereunder. The Borrower may participate at its expense in the defense of any such action or claim.

13.           Miscellaneous. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing (except as may be agreed otherwise above with respect to borrowing requests or as otherwise provided in this Note) and will be effective upon receipt on a business day (or otherwise on the next business day). Notices may be given in any manner to which the parties may agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the parties agree that Notices may be sent electronically to any electronic address provided by a party from time to time (followed by a copy of such Notice delivered by first-class mail or overnight courier). Notices may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this paragraph. No delay or omission on the part of the Bank or Borrower to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank’s action or inaction impair any such right or power. The rights and remedies of the Bank and Borrower hereunder are cumulative and not exclusive of any other rights or remedies which it may have under other agreements, at law or in equity. No modification, amendment or waiver of, or consent to any departure by the Borrower from, any provision of this Note will be effective unless made in a writing signed by the Bank and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, the Bank may modify this Note for the purposes of completing blanks, without the need forthe Borrower’s consent, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail followed by a copy of such Notice delivered by first-class mail or overnight courier). The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank’s counsel. If any provision of this Note is found to be invalid, illegal or unenforceable in any respect by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral. If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns in connection with a corresponding assignment of the Loan Agreement, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part without the Bank’s written consent and the Bank at any time may assign this Note in whole or in part.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated above is located. This Note will be interpreted and the rights and liabilities of the Bank and the Borrower determined in accordance with the laws of the state where the Bank’s office indicated above is located, excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in effect in the state where the Bank’s office indicated above is located (or, to the extent controlling, the laws of the United States Of America, including without limitation the Electronic Signatures in Global and National Commerce Act). The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank’s office indicated above is located; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

14.           Commercial Purpose. The Borrower represents that the indebtedness evidenced by this Note is being incurred by the Borrower solely for the purpose of acquiring or carrying on a business, professional or commercial activity, and not for personal, family or household purposes.

15.           Counterparts. This Promissory Note or any amendment hereto may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Promissory Note or any amendment hereto by facsimile transmission or email of a scanned PDF or similar copy shall be effective as delivery of a manually executed counterpart. Any party so executing and delivering this Promissory Note by facsimile transmission or email of a scanned PDF or similar copy shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the executed counterpart delivered by facsimile transmission or email of a scanned PDF or similar copy.

16.           USA PATRIOT Act Notice. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each Borrower that opens an account. What this means: when the Borrower opens an account, the Bank will ask for the business name, business address, taxpayer identifying number and other information that will allow the Bank to identify the Borrower, such as organizational documents. For some businesses and organizations, the Bank may also need to ask for identifying information and documentation relating to certain individuals associated with the business or organization.

17.           Authorization to Obtain Credit Reports. By signing below, each Borrower who is an individual provides written authorization to the Bank or its designee (and any assignee or potential assignee hereof) to obtain the Borrower’s personal credit profile from one or more national credit bureaus. Such authorization shall extend to obtaining a credit profile in considering this Note and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

18.           Electronic Signatures and Records. Notwithstanding any other provision herein, the Borrower agrees that this Note, the Loan Documents, any amendments thereto, and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record; provided that a copy of all Notices set forth in Section 13 shall be also be delivered by first-class mail or overnight courier. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

19.           Unused Commitment Fee. Beginning March 31, 2018 and continuing on the last day of each fiscal quarter thereafter until the Expiration Date, the Borrower shall pay an unused commitment fee (the “Unused Fee”) to the Bank, in arrears, at the rate of one tenth of one percent (0.10%) per annum on the average daily balance under this Note which is undisbursed and uncancelled during the preceding quarter. The Unused Fee shall be computed on the basis of a year of 360 days and paid on the actual number of days elapsed. Borrower hereby authorizes and directs the Bank to charge the Borrower’s deposit account with the Bank for each Unused Fee on or after the date it is due.

20.           Depository. Each Domestic Borrower will establish within thirty (30) days folloiwng the date hereof and thereafer maintain with the Bank such Domestic Borrower’s primary depository accounts in the United States. If a Domestic Borrower fails to establish and/or maintain its primary depository accounts with the Bank, the Bank may, at its option, upon thirty (30) days notice to the Borrower, increase the interest rate payable by the Borrower under this Note by up to 1.00 percentage points (1.00%). The Bank’s right to increase the interest rate pursuant to this paragraph shall be in addition to any other rights or remedies the Bank may have under this Note, all of which are hereby reserved, and shall not constitute a waiver, release or limitation upon the Bank’s exercise of any such rights or remedies.

21.           WAIVER OF JURY TRIAL. The Borrower and Bank each irrevocably waive any and all rights such party may have to a trial by jury in any action, proceeding or claim of any nature relating to this Note, any documents executed in connection with this Note or any transaction contemplated in any of such documents. The Borrower and Bank each acknowledges that the foregoing waiver is knowing and voluntary.

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

[SIGNATURE PAGE TO REVOLVING LINE OF CREDIT NOTE]

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

BORROWERS:

WITNESS / ATTEST:	SPAR MARKETING FORCE, INC.

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)

WITNESS / ATTEST:	SPAR ASSEMBLY & INSTALLATION, INC.

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)

WITNESS / ATTEST:	SPAR CANADA COMPANY

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)

BUSINESS PURPOSE AFFIDAVIT

The undersigned, being duly sworn (collectively, the "Borrower"), in connection with a loan or loans (the "Loan") from PNC Bank, National Association, a national banking association ("Bank"), hereby certifies that the undersigned is presently engaged in the following type of business:

Retail merchandising

and that the proceeds of the Loan will be used for the following business purpose:

Refinance existing indebtedness and provide for general corporate and ongoing working capital

This Affidavit constitutes a sworn statement given pursuant to the provisions of Public Acts of 1970, No. 52 as amended by Public Acts of 1983, No. 20, Michigan Compiled Laws 438.61 (the "Act"). The Borrower acknowledges that Bank has relied upon the foregoing statements in extending credit to the Borrower as a "business entity" as defined in the Act.

BORROWERS:

WITNESS / ATTEST:	SPAR MARKETING FORCE, INC.

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)

WITNESS / ATTEST:	SPAR ASSEMBLY & INSTALLATION, INC.

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)

WITNESS / ATTEST:	SPAR CANADA COMPANY

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)

ACKNOWLEDGMENT

Signed and sworn to before me in _____________ County, ________________, on ______________ ___, 20___.

Notary's Signature:____________________________________

Notary's Name:_______________________________________

Notary Public, State of __________, County of _____________

My commission expires:________________________________

Acting in the County of ________________________________